                                                                     Exhibit 3.2

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       ---------------------------------

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF MARCH, A.D. 2001, AT 11 0'CLOCK A.M.




                    (SEAL OF STATE OF DELAWARE)   /s/ Harriet Smith Windsor
                                                  -------------------------
                                                  HARRIET SMITH WINDSOR,
                                                  SECRETARY OF STATE

                    3374287 8100                  AUTHENTICATION: 1052209

                    010153418                               DATE: 03-29-01

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 11:00 AM 03/28/2001
                                                          010153418 -- 3374287

                            CERTIFICATE OF FORMATION

                                       OF

                 ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC



     This Certificate of Formation of Atlantic City Electric Transition Funding LLC (the "LLC") dated March 28, 2001, is being duly executed and filed by the undersigned, to form a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, ET SEQ.

     FIRST:    The name of the LLC formed hereby is:

                    Atlantic City Electric Transition Funding LLC

     SECOND: The address of the registered office of the LLC in the State of Delaware is:

                    800 King Street
                    Wilmington, New Castle County, Delaware 19801

     THIRD: The name and address of the registered agent for service of process on the LLC in the State of Delaware is:

                    Conectiv Resource Partners, Inc.
                    800 King Street
                    Wilmington, New Castle County, Delaware 19801



     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written,



                                                  By: /s/ Diana C. DeAngelis
                                                      ----------------------
                                                      An Authorized Person
                                                      Diana C. DeAngelis